WEST END WINGS LIMITED

FINANCIAL STATEMENTS

For the Forty WEEKS ENDED October 6, 2013

WEST END WINGS LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

of Chanticleer Holdings, Inc.

We have audited the accompanying balance sheet of West End Wings Limited (the “Company”) as of October 6, 2013, and the related statements of operations, changes in stockholders’ deficit and cash flows for the forty weeks ended October 6, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West End Wings Limited, as of October 6, 2013, and the results of its operations and its cash flows for the forty weeks ended October 6, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY
January 17, 2014

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WEST END WINGS LIMITED

BALANCE SHEET

OCTOBER 6, 2013

Assets

Current Assets
Cash	$631,005
Accounts receivable	60,015
Prepaid expenses	16,265
Inventories	55,393

Total Current Assets	762,678

Property and Equipment, Net	20,493

Total Assets	$783,171

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable and accrued expenses	$115,530
Income taxes payable	63,493
VAT tax payable	132,609
Other taxes payable	43,855
Due to related parties	477,214

Total Current Liabilities	832,701

Commitments and Contingencies

Stockholders' Deficit
Common Stock, $1.55 par value; 100 shares authorized, issued and
outstanding	155
Accumulated other comprehensive loss	(24,000)
Accumulated deficit	(25,685)

Total Stockholders' Deficit	(49,530)

Total Liabilities and Stockholders' Deficit	$783,171

The accompanying notes are an integral part of these financial statements.

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WEST END WINGS LIMITED

STATEMENT OF OPERATIONS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Restaurant revenues, Net	$2,741,016

Cost and Expenses

Cost of sales	934,560
Payroll and related expenses	553,967
Rent Expense	70,665
Occupancy and related expenses	168,873
Royalties	161,172
Depreciation expense	6,434
Other operating expenses	366,417
General and administrative expenses	235,259
Amortization of franchise rights	1,173

Total Costs and Expenses	2,498,520

Income from Operations	242,496

Other Income
Interest income	1,774

Income Before Provision for Income Taxes	244,270

Provision for Income taxes	63,493

Net Income	$180,777

Other Comprehensive Loss
Foreign currency translation adjustments	(40,886)

Comprehensive Income	$139,891

The accompanying notes are an integral part of these financial statements.

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WEST END WINGS LIMITED

STATEMENT OF STOCKHOLDERS' DEFICIT

FOR THE PERIOD DECEMBER 30, 2012 TO OCTOBER 6, 2013

			Accumulated
			Other
			Comprehensive		Total
	Number		Income	Accumulated	Stockholders'
	of Shares	Amount	(Loss)	Deficit	Deficit

Balance - December 30, 2012	100	$155	$16,886	$(206,462)	$(189,421)

Foreign translation loss	--	--	(40,886)	--	(40,886)

Net income	--	--	--	180,777	180,777

Balance - October 6, 2013	100	$155	$(24,000)	$(25,685)	$(49,530)

The accompanying notes are an integral part of these financial statements.

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WEST END WINGS LIMITED

STATEMENT OF CASH FLOWS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Cash Flows from Operating Activities
Net income	$180,777
Adjustments to reconcile net income to net
cash used in operating activities:
Depreciation and amortization	7,607
Changes in operating assets and liabilities:
Accounts receivable	8,313
Prepaid expenses	7,160
Inventories	19,627
Accounts payable and accrued expenses	(74,356)
Other taxes payable	(128,047)
Due to/from related parties	(256,066)

Total Adjustments	(415,762)

Net Cash Used in Operating Activities	(234,985)

Cash Flows from Investing Activities
Purchases of Property and equipment	(7,000)

Net Cash Used in Investing Activities	(7,000)

Effect of exchange rate changes on cash	(40,886)

Net Decrease in Cash	(282,871)

Cash-Beginning	913,876

Cash-Ending	$631,005

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$--
Income taxes	$95,260

The accompanying notes are an integral part of these financial statements.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 1 - Summary of Significant Accounting Policies

Organization and Nature of Business

West End Wings Limited (the “Company”) owns and operates the Hooters restaurant located in Nottingham, England. The Company was formed on July 27, 1999 under the original name, WB CO (1196) Ltd. and changed its name to West End Wings Limited on September 21, 1999.

On November 6, 2013, the Company’s outstanding shares were purchased by Chanticleer Holdings, Inc. (“Chanticleer”), a publicly traded company based in Charlotte, NC. The restaurant management team and staff will continue to operate the restaurant under Chanticleer’s direction. The Company’s corporate office is located in Northhampton, England.

Fiscal Year Presented

The fiscal period presented is the 40-week period ended October 6, 2013. The Company operates under a 52- 53 week accounting period that ends on the last Sunday in December.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates include accounts receivable allowances, lives of intangible assets, income taxes, useful lives of property and equipment and contingencies. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in our consolidated financial statements in the period they are determined to be necessary. Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s functional currency is its local currency (United Kingdom Pound Sterling). Monetary assets and liabilities are translated into U.S. dollars at the balance sheet date and revenue and expense accounts are translated at the average exchange rate for the period then ended. Translation adjustments are recorded as a separate component of stockholders’ equity and changes to such are included in comprehensive loss.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 1 - Summary of Significant Accounting Policies (continued)

Comprehensive Income

The Company reports comprehensive income and its components in its financial statements. Comprehensive income consists of net income and foreign currency translation adjustments affecting stockholders’ equity that, under US GAAP, are excluded from net loss. For the period from December 30, 2012 through October 6, 2013, the difference between net loss as reported and comprehensive loss was a loss of $40,886.

Revenue Recognition

The Company’s principal source of revenue is from customer dining transactions. Revenue is recognized when goods and services are provided, net of discounts and value added tax.

Cash

The Company places its cash deposits with one of the largest financial institutions in the United Kingdom, which is highly rated by Moody’s credit rating service (prime-1 rating).   At October 6, 2013, all of the Company’s cash was held at one financial institution.

Accounts Receivable

Accounts receivable is composed of credit card receivables, which are typically collected within three business days.

Inventories

Inventories, consisting of food, beverages and merchandise, are valued at the lower of cost (first-in, first out) or market.

Property and Equipment

Property and equipment is recorded at cost. Major additions and improvements are capitalized while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed as incurred. Depreciation is computed principally using the straight-line method over the estimated useful lives of the assets.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 1 - Summary of Significant Accounting Policies (continued)

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with Accounting Standards Codification (“ASC”) 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted net cash flows expected to be generated by that asset. An impairment loss is recognized for the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of October 6, 2013, management believes no impairment of long-lived assets has occurred.

Franchise Fees

Franchise fees represent the cost of the businesses acquired allocated to the fair value of the franchise rights granted by Hooters of American (“HOA”) to operate restaurants within a designated territory. Franchise fees are amortized on a straight-line basis over the remaining life of the franchise agreement, which originally was 15 years. Franchise costs of $70,393 were paid in connection with the restaurant. Amortization expense for franchise fees was $1,173 for the forty weeks ended October 6, 2013, and is fully amortized.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of the Company’s cash, accounts receivable, inventories, accounts payable, accrued expenses and other current liabilities approximate their estimated fair value due to the short-term maturities of these financial instruments and because related interest rates offered to the Company approximate current rates.

Advertising

Advertising costs are expensed as incurred. Advertising expenses which are included in other operating expenses in the accompanying statement of operations, totaled $81,918 for the forty weeks ended October 6, 2013. Advertising expense primarily includes local advertising.

Royalty Fees

The Company pays royalties to HOA based on a percentage of gross sales reduced by certain allowable deductions. These royalties, which totaled $161,172 for the forty weeks ended October 6, 2013, are reflected in the accompanying statement of operations.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 1 - Summary of Significant Accounting Policies (continued)

Occupancy and Related Expense

Occupancy and related expenses includes rent, real estate taxes, insurance and utility costs. The Company recognizes rent expense on a straight-line basis over the related lease agreements as prescribed by ASC Topic 840. There was no difference between straight-line basis rent and the amount of rent actually paid during the forty weeks ended October 6, 2013.

Income Taxes

The Company is a United Kingdom limited liability company and accounts for income taxes under the asset and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be received or settled. The effect on deferred tax assets and liabilities of a change in the tax rate is recognized in income or expense in the period that the change is effective.

Value Added Tax (“VAT”)

The Company currently records VAT on all requisite revenue and purchase transactions. This VAT includes any tax assessed by a governmental authority that is both imposed on and concurrent with a specific revenue-producing transaction between a seller and a customer, as well as a buyer and vendor.

Recent Accounting Pronouncements

There are several new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”) which are not yet effective. Each of these pronouncements, as applicable, has been or will be adopted by the Company. At October 6, 2013, none of these pronouncements are expected to have a material effect on the financial position, results of operations or cash flows of the Company.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 2 - Property and Equipment

Property and equipment consists of the following as of October 6, 2013:

	Amount	Useful Life

Restaurant furnishings and equipment	$148,942	3-5 Years

Accumulated depreciation	(128,449)

Total	$20,493

Depreciation expense was $6,434 for the forty weeks ended October 6, 2013.

Note 3 - Franchise Cost

Franchise cost includes primarily the franchise fees paid to Hooters of America, Inc. for the Hooters franchise in Nottingham. The franchise fees are being amortized over the period of 15 years per the terms of the franchise agreement with an option to renew for one additional 15 year term. The cost and related amortization at October 6, 2013 are summarized as follows:

Amount
Franchise cost	$70,393
Accumulated amortization	(70,393)

Total	$-

Amortization expense was $1,173 for the forty weeks ended October 6, 2013 and is fully amortized.

Note 4 – Related Party Payable

The Company rents the space that its Hooters restaurant occupies in Nottingham, England from a related party. In addition the Company pays a related party for management fees. As of October 6, 2013, the balance due to these related parties totaled $477,214.

Note 5 - Equity

The Company has 100 shares of common stock issued and outstanding.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 6 - Income Taxes

The domestic and foreign components of income (loss) before income taxes from continuing operations for the period are as follows:

Forty weeks ended October 6, 2013
Domestic	$-
Foreign	244,270
Income from continuing operations before provision for income taxes	$244,270

The income tax provision (benefit) consists of the following:

Forty weeks ended October 6, 2013
Foreign
Current	$63,493
Deferred	-
U.S. Federal
Current	-
Deferred	-
State and Local
Current	-
Deferred	-
Income tax provision	$63,493

The reconciliation between the U.S. statutory federal income tax rate and the Company’s effective rate is as follows:

Forty weeks ended October 6, 2013
U.S. federal statutory rate	34.0%
Foreign tax rate differential	(10.6)
Non-deductible penalties and other permanent differences	2.6
Income tax provision (benefit)	26.0%

As of October 6, 2013, there were no material deferred tax assets or liabilities.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 6 - Income Taxes (continued)

The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss carryover or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

If applicable, interest costs related to unrecognized tax benefits are required to be calculated and would be classified as “Other expenses-interest” in the statement of operation. Penalties would be recognized as a component of “General and administrative expense”.

No interest or penalties were recorded during the forty weeks ended October 6, 2013. As of October 6, 2013, no liability for unrecognized tax benefits was required to be reported. The Company does not expect any significant changes in its unrecognized tax benefits in the next year.

The Company files its tax returns in the United Kingdom and is subject to examination by tax authorities beginning with the year ended December 30, 2012.

Note 7 - Commitments and Contingencies

Leases

Through November 6, 2013, the Company leased its restaurant location from a related party. On November 6, 2013, Chanticleer entered into Lease Agreements with Reservoir Lounge UK Limited for the restaurant location. The restaurant location lease is a 5 year renewable lease, with an initial renewal date of November 6, 2018 and every 5 years thereafter.

The lease agreement provides for the payment of real estate taxes, insurance and other expenses, as defined in the agreement.

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WEST END WINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE FORTY WEEKS ENDED OCTOBER 6, 2013

Note 7 - Commitments and Contingencies (continued)

Approximate minimum future annual rental payments under non-cancelable leases are as follows:

For the Year Ended December 31,	Amount
2014	$128,112
2015	128,112
2016	128,112
2017	140,923
2018	140,923
Thereafter	192,168
Total	$858,350

Rent expense totaled $70,665 for the period from December 30, 2012 through October 6, 2013.

Note 8 - Pending Litigation

The Company is subject to claims and assertions in the ordinary course of business. Legal matters are inherently unpredictable and the Company's assessments may change based on future unknown or unexpected events. The Company is not aware of any litigation which will have a material effect on our financial condition or results of operations.

Note 9 - Subsequent Events

On November 6, 2013, Chanticleer finalized the purchase of all of the shares of the Company for a total purchase price of Three Million One Hundred Fifty Thousand Dollars ($3,150,000). As part of the purchase, Chanticleer also entered into Lease Agreements with Reservoir Lounge UK Limited for the restaurant location. As part of this purchase, franchise rights to the restaurant location were also transferred to Chanticleer.

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